Deeply rooted in our community.
December 2010
Ticker: FBSS

Safe Harbor Statement
In addition to the historical information contained herein, this report contains forward-looking statements.
Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of the Company, and are generally identifiable by use of the words “believe,” “expect,”
“intend,” “anticipate,” “estimate,” “project,” “may,” “will,” or similar expressions. Although we believe our plans, intentions, and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions, or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve
System, the quality or composition of the Bank’s loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area, and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements in this report, and you should not place undue reliance on such statements, which reflect our position as of the date of this report. For additional discussion of risk factors that may cause our actual future results to differ materially from the results indicated within forward-looking statements, please refer to "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009.

FAUQUIER BANKSHARES, INC.

Table of Contents
— Who We Are
— Market Area
— Financial Condition
— Financial Performance and Goals
— Building Shareholder Value

FAUQUIER BANKSHARES, INC.

Who We Are

FAUQUIER BANKSHARES, INC.

Summary Statistics
Founded 1902
Headquarters Warrenton, Virginia (50 miles west of Washington, D.C.)
  (10 branch locations)
Total Assets $624.4 million
Total Loans, net $459.8 million
Shares Outstanding 3,636,758
Insider Ownership 5.69%
Institutional Ownership 11.50% 1  (8.3% held by Royce & Associates, LLC2)
Shareholders Approx. 500 + “street” (Over 80% in VA)
All data provided as of September 30, 2010, unless otherwise noted.
(1) Source: NASDAQ as of December 2, 2010
(2) A subsidiary of Legg Mason

FAUQUIER BANKSHARES, INC.

Industry Recognition
— Named #134 of “Top 200 Publicly-Traded Community Banks” in the
 June 2010 issue of U.S. Banker magazine, based on previous 3-year average ROE of 1,075 public institutions. This marks the fourth consecutive year that FBSS was on the “Top 200” listing.
—  Ranked #2 in 2009 for Top Community Bank IT projects by Bank
 Technology News in their March 2010 issue. In the summer of 2009, the Bank negotiated and successfully implemented a core conversion with Fiserv improving efficiency and decreasing expenses.

FAUQUIER BANKSHARES, INC.

Our Success Is a Result of Our Culture

— Strategic Planning
— Teamwork
— Disciplined Execution (aka “Blocking and Tackling”)
— Consistently Strong Credit Culture
— Disciplined Loan and Deposit Pricing Strategy
FAUQUIER BANKSHARES, INC.

Management Focus On Growth

FAUQUIER BANKSHARES, INC.
 ● Quality Growth
 ● Loan Portfolio
 ● Core Transaction Deposits
 ● Non-Interest Fee Income
 ● Wealth Management and Financial Planning

Our Customer Focus

 To deliver a superior experience for our retail and
 commercial customers by enabling them to make the
 right choices when selecting financial products and
 services that best fit their needs and lifestyles,
 thereby empowering our customers to achieve their
 financial goals.
FAUQUIER BANKSHARES, INC.

Market Area

FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace
*Including City of Manassas data
Source: Weldon Cooper Center for Public Service
11
FAUQUIER BANKSHARES, INC.
Fauquier County
11,822

41.89%
Fairfax County
5,499

19.48%
Prince William County*
4,295

15.22%
Loudoun County
1,595

5.65%

District of Columbia
1,139

4.04%
Other Places of Work
3,874

13.73%
Total Out-Commuters
16,402

58.11%
Total County Workforce
28,224

100.00%
Places to Which Fauquier County
Residents Commute (2000)

Primary Market Area

FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace
— Virginia voted “No. 1 Most Business-Friendly State” by Forbes
 Magazine for the fourth straight year. (2006 - 2009)
— Comparably stronger population, economic and employment growth
— Stable federal government presence
— Exceptional higher education
— Diverse industry employment, mostly “clean” industries
— High household income

FAUQUIER BANKSHARES, INC.

Source:  MRIS
FAUQUIER BANKSHARES, INC.

Unemployment Rates
FAUQUIER BANKSHARES, INC.

Current Market with Sustainable Growth

FAUQUIER BANKSHARES, INC.
Market	Total Population 2010 (actual)	Population Change 2000 - 2010 (%)	Projected Change 2010 - 2015 (%)	Total Households 2010 (actual)	Median HH Income 2010 ($)	HH Income Change 2000 - 2010 (%)	Projected HH Income Change 2010 - 2015 (%)
Fauquier, VA	68,698	24.59	5.40	24,708	81,769	31.29	14.36
Manassas, VA (City)	36,476	3.82	(0.77)	12,114	79,048	31.00	16.51
Manassas Park, VA (City)	13,364	29.87	1.26	4,217	80,759	32.65	14.56
Prince William, VA	387,988	38.17	7.32	132,702	86,208	31.59	16.48
Source: SNL Financial

Financial Condition
FAUQUIER BANKSHARES, INC.

FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31 or last day of quarter.

Loans, Net
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31 or last day of quarter.

At September 30, 2010
FAUQUIER BANKSHARES, INC.

Nonperforming Loans to Period End Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report  and Fauquier Bankshares Financials
FAUQUIER BANKSHARES, INC.

Loan Losses (Net of Recoveries)
As a Percentage of Average Total Loans
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report  and Fauquier Bankshares Financials
*Annualized

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of Total Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report  and Fauquier Bankshares Financials
Year  Percentile
Q310  14
2009  15
2008  28
2007  27
2006  35

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of 90 Days Past Due & Nonaccrual Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report  and Fauquier Bankshares Financials

FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31 or last day of quarter.

Total Deposits
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31 or last day of quarter.

FAUQUIER BANKSHARES, INC.

Tangible Equity to Assets Ratio
Source: Fauquier Bankshares Financials
As of December 31 or last day of quarter.

FAUQUIER BANKSHARES, INC.

Leverage Ratio

Year  Percentile
Q310  41
2009  53
2008  67
2007  49
2006  58

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report

FAUQUIER BANKSHARES, INC.
“Well Capitalized” Threshold 6%

Year  Percentile
Q310  33
2009  43
2008  57
2007  46
2006  54

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report
Year  Percentile
Q310  28
2009  38
2008  56
2007  42
2006  52

FAUQUIER BANKSHARES, INC.
Average Daily Balances for Three Months Ended September 30, 2010

$501MM

Fauquier County, Western Prince William County and
Manassas City Deposit Market Share

Financial Institution	Current Number of Branches	Total Deposits 2010 ($000)	Total Deposits 2009 ($000)	Year to Year Deposit Change 2010 (%)	Market Share 2010	Market Share 2009
BB&T Corp.	17	$ 1,022,857	$ 1,023,104	(0.02)	29.13%	30.75%
Fauquier Bankshares	10	493,053	412,892	19.41	14.04%	12.41%
Suntrust Bank	7	428,557	417,666	2.61	12.20%	12.55%
Wells Fargo Co. (Wachovia)	5	312,878	308,020	1.58	8.91%	9.26%
Bank of America Corp.	4	192,607	184,549	4.37	5.48%	5.55%
Capital One Financial Corp (Chevy)	8	139,108	154,882	(10.18)	3.96%	4.66%
PNC Financial Services Group	7	129,330	151,671	(14.73)	3.68%	4.56%
Cardinal Bank	1	123,996	117,343	5.67	3.53%	3.53%
Virginia Commerce Bank	2	118,727	102,985	15.29	3.38%	3.10%
Other 16 Institutions	25	550,609	454,023	21.27	15.69%	13.63%

Total	86	$3,511,722	$3,327,135		100%	100%
Source: FDIC - Deposit Market Share Report Data as of June 30, 2010
FAUQUIER BANKSHARES, INC.

Financial Performance
and Goals
FAUQUIER BANKSHARES, INC.

Return on Average Equity (ROAE)
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report  and Fauquier Bankshares Financials

Earnings Per Share, Diluted
FAUQUIER BANKSHARES, INC.

Net Income
 $3.7MM
Net Income
 $5.0MM
Net Income
 $3.4MM
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
Q3 2010 (9 mo.) data is annualized based on $0.77 per share and net income of $2.8 MM as of September 30, 2010.

Net Income (ROAA)
(As a Percent of Average Assets)
FAUQUIER BANKSHARES, INC.
 Year  Percentile
 Q310 61
 2009  69
 2008  65
 2007  59
 2006  62

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials

Net Margin Interest*

FAUQUIER BANKSHARES, INC.
*Net interest income on a taxable equivalent basis divided by average earning assets - four point average.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008/2006)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report and Fauquier Bankshares Financials

Cost of Funds

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials

Total Non-Interest Income
As a Percent of Adjusted Operating Income (TE)
FAUQUIER BANKSHARES, INC.
39
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report and Fauquier Bankshares Financials

Assets Under Management
(At Market Value)
FAUQUIER BANKSHARES, INC.
Source: Wealth Management Services Statement of Condition and SNL - As of December 31 or last day in quarter
S&P 500 Index

Keys to Building Shareholder Value
— Maintain strong credit quality
 - Past due loans as a percent of total loans consistently under 2%
— Build transaction account deposit base
— Disciplined loan and deposit pricing
— Continue to improve and implement technology
FAUQUIER BANKSHARES, INC.

Stock Total Return Performance
Source: SNL Financial as of 11/17/2010
FAUQUIER BANKSHARES, INC.
42
Index	Over Last Year	Over Last Two Years	Over Last Three Years	Since Going Public (1997)
FBSS	2.99%	11.08%	(14.56%)	201.58%

SNL Banks	(2.16%)	(6.13%)	(45.41%)	(0.63%)

SNL $250M - $500M	7.47%	(12.56%)	(44.80%)	47.61%

SNL $500M - $1B	3.56%	(10.60%)	(40.76%)	61.73%

Stock Total Return Performance
(November 30, 2000 - November 30, 2010)
FAUQUIER BANKSHARES, INC.
Source: SNL Financial

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - December 2, 2010
Stock Chart - Price/Tangible Book Value
(November 30, 2000- November 30, 2010)

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - December 3, 2010
Stock Chart - Price/Tangible Book Value
(January 2, 2009- December 2, 2010)

Buybacks and Dividends
as a Percentage of Net Income

FAUQUIER BANKSHARES, INC.

Contact Information
Investor Relation Contacts
Randy K. Ferrell
President & Chief Executive Officer
randy.ferrell@fauquierbank.com
Eric P. Graap
Executive Vice President
& Chief Financial Officer
eric.graap@fauquierbank.com
Valerie Barlowe
Investor Relations Coordinator
valerie.barlowe@fauquierbank.com
www.fauquierbank.com
MAIN OFFICE
THE PLAINS
VIEW TREE
BEALETON
OLD TOWN MANASSAS
SUDLEY ROAD
NEW BALTIMORE
CATLETT
FAUQUIER BANKSHARES, INC.
BRISTOW

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